UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

SIZELER PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-09349	72-1082589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2542 Williams Boulevard, Kenner, LA 70062

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (504) 471-6271

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2006, Sizeler Property Investors, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this section of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 8, 2006, the Company announced that it has entered into a letter of intent with Revenue Properties Company Limited (“Revenue Properties”) for the acquisition of all of the outstanding shares of the Company’s common stock at an all cash price of $15.10 per share. Revenue Properties is a publicly-listed (Toronto: RPC) real estate owner-operator property company. Morguard Corporation, a publicly-listed (Toronto: MRC) real estate and property management company with CDN$6 billion of assets under ownership, control or management, owns 68% of the common equity of Revenue Properties. A copy of the press release announcing the letter of intent is attached to this Current Report on Form 8-K as Exhibit 99.2.

As previously announced, the Company’s Board of Directors retained Wachovia Capital Markets, LLC as its financial advisor to assist the Company in analyzing potential strategic alternatives. The Company’s Board of Directors approved entering into the letter of intent with Revenue Properties. The proposed transaction is subject to execution of a mutually acceptable definitive merger agreement on or prior to August 17, 2006. The letter of intent provides Revenue Properties with exclusivity during the negotiation of the definitive merger agreement.

The closing of the transaction would be subject to approval by the Company’s stockholders and other customary closing conditions. The transaction is not subject to any financing contingency. However, there can be no assurance that a definitive merger agreement can or will be signed or that a transaction can or will be completed.

The foregoing summary is qualified in its entirety by the complete text of the letter of intent which is attached to this Current Report on Form 8-K as Exhibit 99.3.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 7, 2006.

99.2	Press Release dated August 8, 2006.

99.3	Letter of Intent dated August 7, 2006 between Revenue Properties Company Limited and Sizeler Property Investors, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZELER PROPERTY INVESTORS, INC.

/s/ Thomas A. Masilla, Jr.
Name:	Thomas A. Masilla, Jr.
Title:	President and Chief Operating Officer

Date: August 8, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 7, 2006.

Exhibit 99.2	Press Release dated August 8, 2006.

Exhibit 99.3	Letter of Intent dated August 7, 2006 between Revenue Properties Company Limited and Sizeler Property Investors, Inc.